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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 June 16, 2004

Sepracor Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19410 (Commission File Number)	22-2536587 (IRS Employer Identification No.)
84 Waterford Drive Marlborough, MA 01752 (Address of principal executive offices)		01752 (Zip Code)

Registrant's telephone number, including area code: (508) 481-6700

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

        On June 16, 2004, Sepracor Inc. ("Sepracor") announced that it had resubmitted its New Drug Application for ESTORRA(TM) brand eszopiclone for the treatment of insomnia to the Food and Drug Administration.

        A copy of the press release relating to such announcement is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  See Exhibit Index attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2004	SEPRACOR INC.
	By:	/s/ ROBERT F. SCUMACI Robert F. Scumaci Executive Vice President, Finance and Administration and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 16, 2004.

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SIGNATURE
EXHIBIT INDEX